UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934
Date of Report (Date of earliest event reported): August 30, 2016

Commission File Number: 000-23575

COMMUNITY WEST BANCSHARES
(Exact name of registrant as specified in its charter)

California	77-0446957
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

445 Pine Avenue, Goleta, California          93117
(Address of principal executive offices)   (Zip code)

(805) 692-5821
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 30, 2016, Charles E. Kohl’s employment as Executive Vice President and Chief Operating Officer of Community West Bank (Bank), the subsidiary of Community West Bancshares (Company), was terminated under mutual agreement between Mr. Kohl and the Bank, effective August 30, 2016.

Until and if a successor is named, the duties of the Chief Operating Officer will be discharged by Martin E. Plourd, President and Chief Executive Officer, and other members of the Company’s executive team.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 31, 2016 COMMUNITY WEST BANCSHARES

By:	/s/Charles G. Baltuskonis
Charles G. Baltuskonis
Executive Vice President and
Chief Financial Officer